UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Flushing Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
FLUSHING FINANCIAL CORPORATION
2022 Annual Meeting
Vote by May 16, 2022 11:59 PM EDT. For shares held in a Plan, vote by May 10, 2022 11:59 PM EDT.
You invested in FLUSHING FINANCIAL CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2022.
Get informed before you vote
View the Notice and Proxy Statement and 10-K/Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
May 17, 2022
1:00 p.m., New York Time
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of Class C Directors (for a term expiring in 2025)
Nominees:
1a. John R. Buran For 1b. James D. Bennett For 1c. Alfred A. DelliBovi For 1d. Douglas C. Manditch For
2. Advisory vote to approve executive compensation. For
3. Ratification of appointment of BDO USA, LLP as the Independent Registered Public Accounting Firm for the year ending
For
December 31, 2022.
In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or at any adjournment thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
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